THE ADVISORS' INNER CIRCLE FUND

                                WHG SMIDCAP FUND

                        SUPPLEMENT DATED JANUARY 4, 2011
                                     TO THE
                    SUMMARY PROSPECTUS DATED MARCH 1, 2010,
                         AS SUPPLEMENTED APRIL 29, 2010

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS.

Effective January 7, 2011, the WHG SMidCap Fund (the "Fund") is closed to new investors. Existing shareholders of the Fund may continue to make additional investments and reinvest dividends and capital gains distributions in the Fund.

EFFECTIVE IMMEDIATELY, THE FIRST PARAGRAPH OF THE SUMMARY PROSPECTUS IS DELETED AND REPLACED WITH THE FOLLOWING:

Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.whgfunds.com. You can also get this information at no cost by calling 1-877-386-3944, by sending an e-mail request to whgfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated March 1, 2010, as supplemented April 29, 2010 and January 4, 2011, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the web-site, phone number or e-mail address noted above.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 WHG-SK-018-0100